                                                                    EXHIBIT 10.2

        PLEDGE AGREEMENT dated as of October 4, 1996 made by DAL-TILE GROUP INC., a Delaware corporation (the "Pledgor"), in favor of THE CHASE MANHATTAN BANK ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") from time to time parties to the Credit and Guarantee Agreement, dated as of August 14, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Pledgor, Dal-Tile International Inc., a Delaware corporation (the "Parent"), the Administrative Agent, Credit Suisse, as Documentation Agent, Goldman Sachs Credit Partners L.P., as Syndication Agent, and the Lenders.

                                  WITNESSETH:

        WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to, and the issuing Bank has agreed to issue certain letters of credit for the account of, the Pledgor upon the terms and subject to the conditions set forth therein;

        WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the issuer (as hereinafter defined); and

        WHEREAS, pursuant to subsection 7.10 of the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders;

        NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Lenders, the Syndication Agent and the Documentation Agent to enter into the Credit Agreement and to induce the Lenders to make their respective loans to, and the Issuing Bank to issue certain letters of credit for the account of, the Pledgor under the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

        1.      Defined Terms.  Unless otherwise defined herein, terms that are
                -------------
defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:


        "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

        "Collateral":           the Pledged Stock and all Proceeds thereof.

        "Issuer":               the company noted on Schedule 1 hereto.

        "Obligations":          as defined in the Credit Agreement.

        "Pledge Agreement":     this Pledge Agreement, as amended, supplemented
                                or otherwise modified from time to time.

        "Pledged Stock":        20,475,000 (twenty million four hundred and
                                seventy five thousand) shares representing 65%
                                (sixty five percent) of Capital Stock of the Issuer and all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor while this Pledge Agreement is in effect.

        "Proceeds":             all "proceeds" as such term is defined in
                                Section 9-396(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, and any and all collections on the foregoing or distributions with respect to the foregoing.


    2.   Pledge; Grant of Security Interest. The Pledgor hereby delivers to the
         ----------------------------------
Administrative Agent, for the ratable benefit of the Lenders, all of the Pledgor's right, title and Interest in the Pledged Stock, and hereby transfers and grants to the Administrative Agent, for the ratable benefit of the Lenders, a first security interest in all of the Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

    3.   Creation of the Pledge; Endorsements. In order to create and constitute
         ------------------------------------
a first security interest in and on the Pledged Stock, the Pledgor in this act
(i) endorses in guarantee in favor of the Administrative Agent, for the ratable benefit of the Lenders, the certificates representing the Pledged Stock, (ii) delivers the endorsed certificates to the Administrative Agent, and (iii) registers the Pledged Stock in the shareholders' registry book of the Issuer.

    4.   Representations and Warranties. The Pledgor represents and warrants
         ------------------------------
that:

    a. the shares of Pledged Stock listed on Schedule I constitute 65% (sixty five percent) of the issued and outstanding shares of all classes of the Capital Stock of the issuer;

    b. all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

    c. the Pledgor is the record and beneficial owner of, and has good title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created under this Pledge Agreement;


    d. upon endorsement in guarantee and delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, together with the registry of the Pledged Stock in the shareholders' registry book of the Issuer, the Lien granted pursuant to this Pledge

         Agreement will constitute a valid, perfected first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and

    e. the Pledgor's chief executive office and chief place of business, and the place where the Pledgor keeps its records concerning the Collateral, is located at: 7834 Hawn Freeway, P.O. Box 17130, Dallas, Texas 75217, or such other location as the Pledgor shall inform the Administrative Agent in accordance with Section 5(c).

    The Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by it on each Borrowing Date by the Pledgor under the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

    5.   Covenants. The Pledgor covenants and agrees with the Administrative
         ---------
Agent and the Lenders, that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

    a. If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any organization), promissory note or other instrument, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in deposit or trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed in guarantee by the Pledgor to the Administrative Agent, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect to the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in deposit or trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations. If (i) the Collateral grants optional rights, (ii) the Pledgor may not exercise such rights directly, and (iii) the Administrative Agent shall have the right to exercise such rights, the Administrative Agent shall, so long as no Default or Event of Default shall have then occurred and be continuing or would result therefrom, exercise such rights as instructed by the Pledgor, provided that, the exercise of such optional rights on behalf of the Pledgor (at the reasonable judgment of the Administrative Agent) would not be inconsistent or would not result in a violation of applicable law, the Credit Agreement or any other of the Loan Documents, and provided further that, the Pledgor provides the Administrative Agent with sufficient funds to exercise those rights, if required, at least 2 days prior to the relevant payment date.

    b. Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever.

c. At any time and form time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in guarantee or otherwise in a manner satisfactory to the Administrative Agent pursuant to applicable law, to be held as Collateral pursuant to this Pledge Agreement.

d. The Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

e. The Pledgor will not, unless it shall give 45 days' prior written notice to such effect to the Administrative Agent (i) change the location of its chief executive office or chief place of business from that specified in Section 4(e) hereof, or remove its books and records from such location or (ii) change its name, identify or structure to such an extent that any financing statements filed by the Administrative Agent in connection with this Agreement would become misleading.

f. The Pledgor shall ensure that all Pledged Stock will be registered in the name of the Administrative Agent in the shareholders' registry book of the issuer and that all certificates representing or evidencing any substitution of or addition to the Pledged Stock shall forthwith after issuance be indorsed in guarantee in favor of the Administrative Agent, for the ratable benefit of the Lenders.

6.      Cash Dividends; Voting Rights; Interest Payments.
        ------------------------------------------------

a. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall (unless such Event of Default is an Event of Default specified in Section 11(f) of the Credit Agreement, in which case no such notice need be given) have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to
        Section 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer and consistent with past practice to the extent permitted in the Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided,
                                                            --------
        however, that no vote shall be cast or corporate right exercised or
        -------
        other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement or any of the other Loan Documents. For such purposes, the Administrative Agent shall provide such stock proxies to the Pledgor as may be required under applicable law to enable it, pursuant to the requirements of such applicable law to exercise such voting and other corporate rights in connection with the Pledged Stock as may be permitted to be exercised by it under, and in a manner consistent with, this Section.

b. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall (unless such Event of Default is an Event of Default specified in Section 11(f) of the Credit Agreement, in which case no such notice need be given) have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to
        Section 7 below, the Pledgor shall have and may exercise all other rights of ownership with respect to any additional Collateral paid thereunder or in respect thereof; provided, however, that the foregoing
                                          --------  -------

        provision shall not entitle the Pledgor to take any action in respect of the Collateral paid thereunder or in respect thereof that would otherwise be prohibited under the Loan Documents. For such purposes, the Administrative Agent shall provide such stock proxies to the Pledgor as may be required under applicable law to enable it, pursuant to the requirements of such applicable law, to exercise such voting and other corporate rights in connection with the Pledged Stock as may be permitted to be exercised by it under, and in a manner consistent with, this Section.

    c. Each request by the Pledgor to the Administrative Agent to deliver stock proxies in accordance with this Section shall be accompanied by a certificate of a Responsible Officer of the Pledgor to the effect that such stock proxies are required under applicable law to enable it to exercise its rights under this Section in respect of the Pledged Stock.

    7.   Rights of the Lenders and the Administrative Agent.
         -------------------------------------------------

    a. If an Event of Default shall occur and be continuing and the Administrative Agent shall (unless such Event of Default is an Event of Default specified in Section 11(f) of the Credit Agreement, in which case no such notice need be given) give notice of its intent to exercise its rights hereunder to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the issuer, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct.

    b. The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the issuer or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of set-off with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, except to the extent that such failure constitutes gross negligence or willful misconduct, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

        8.      Remedies.  In the event that any portion of the Obligations has
                --------
been declared or becomes due and payable in accordance with the terms of the Credit Agreement and such Obligations have not been paid in full, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party to the fullest extent permitted under applicable law. Without limiting the generality of the foregoing, the Administrative Agent, may in such circumstances, once all applicable legal requirements have been complied with, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof. The Administrative Agent, the Syndication Agent, the Documentation Agent, or any Lender shall have the right upon any such public sale or sales, and , to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor. The Administrative Agent shall hold any Proceeds hereunder for the benefit of the Lenders as collateral security for the Obligations (whether matured or unmatured), and/or the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, may then or at any time thereafter, in the sole discretion of the Administrative Agent, be applied by the Administrative Agent against the Obligations then due and owing in the following order of priority:

                FIRST, to the payment of all reasonable costs and expenses of every kind incurred by the Administrative Agent in connection with this Pledge Agreement, any other Loan Document or any of the Obligations, including, without limitation, (i) all costs incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, (ii) court costs, (iii) the reasonable fees and disbursements of legal counsel and agents to the Administrative Agent, (iv) any other reasonable costs or expenses incurred in connection with the exercise by the Administrative Agent of any right or remedy under this Pledge Agreement or any other Loan Document and (v) without duplication, any amounts which are required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, to be paid by the Administrative Agent;


         SECOND, to the ratable satisfaction of all other Obligations; and


         THIRD, to the Pledgor or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.


         To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent, the Syndication Agent, the Documentation Agent or any Lender arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

    9.   Registration Rights; Private Sales.
         ----------------------------------

    a. If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the Issuer whose stocks are to be so registered to (i) execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The

             Pledgor agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all state or foreign jurisdictions that the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

        b. The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state or foreign securities laws, even if the Issuer would agree to do so.

        c. The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this
             Section 9 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

        10.  Limitation on Duties Regarding Collateral.  The Administrative
             -----------------------------------------
Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similiar securities and poerty for its own account. None of the Administrative Agent, the Syndication Agent, the Documentation Agent or any Lender or their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so (except to the extent the same constitutes gross negligence or willful misconduct or otherwise required under applicable law) or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

        11.  Powers Coupled with an Interest.  All authorizations and agencies
             -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

        12.  Severability.  Any provision of this Pledge Agreement which is
             ------------
prohibited or unenforceable in any juridiction shall, as to such jurisdication, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other juridisction.

        13.  Section Headings.  The Section headings used in this Pledge
             ----------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        14.  No Waiver, Cumulative Remedies.  None of the Administrative Agent,
             ------------------------------
the Syndication Agent, the Documentation Agent or any Lender shall by any act (except by a written instrument pursuant to Section 15 hereof) be deemed to have waived any right or remedy hereunder. No failure to exercise, no any delay in exercise, or any delay in exercising, on the part of the Administrative Agent or any Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Syndication Agnet, the Documentation Agent or any Lender or any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Syndication Agent, the Documentation Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        15.  Waivers and Amendments; Successors and Assigns; Governing Law.
             -------------------------------------------------------------
None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent, provided that any provision of this
                                         --------
Pledge Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IN CONNECTION
                                         --------  -------
WITH ANY ACTION OR PROCEEDING BROUGHT IN ANY COURT IN THE UNITED MEXICAN STATES, THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED MEXICAN STATES.

        16.  Notices.  Notices by the Administrative Agent the Pledgor, or the
             -------
Issuer, may be given by mail, by telex or by facsimile transmission, addressed or transmitted to such person at its address or transmission number set forth in the Subsidiaries Guarantee or under its signature below, as the case may be, and shall be effective (a) in the case of mail, three Business Days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent, answerback received. The Pledgor and the Issuer may change their respective addresses and transmission numbers by written notice to the Administrative Agent.

        17.  Irrevocable Authorization and Instruction to Issuers.  The Pledgor
             ----------------------------------------------------
hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

        18. Authority of Administrative Agent. The Pledgor acknowledges that
            ---------------------------------
the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

        19.  Submission to Jurisdiction.
             --------------------------

        a. The Pledgor consents and agrees that any suit, action or proceeding with respect to this Pledge Agreement, may be brought in the courts of the United Mexican States.

        b. For everything related to the interpretation of, compliance with, or judicial request for enforcement of this Pledge Agreement in the United Mexican States, the Pledgor hereby irrevocably and expressly submits to the jurisdiction of the competent courts of Mexico City, Federal District, United Mexican States, therefore expressly waiving any other jurisdiction it may be entitled to be reason of its present or future domicile.

        20.  Integration. This Agreement and other Loan Documents represent the
             -----------
agreement of the Pledgor, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

        IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                        DAL-TILE GROUP INC.




                                        By: /s/ Carlos E. Sele
                                            -----------------------
                                            Title:

                          ACKNOWLEDGEMENT AND CONSENT

        Each Issuer referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy hereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. Each Issuer further (i) agrees that it will comply with the terms of
Section 5(b) of the pledge Agreement to the extent applicable to it and (ii) agrees that the terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under
------- --------
or pursuant to or arising out of Section 9 of the Pledge Agreement.



                                By: /s/ Carlos E. Sela
                                   -----------------------
                                   Title:

                                                                   SCHEDULE 1 TO
                                                                PLEDGE AGREEMENT


                         DESCRIPTION OF PLEDGED STOCK
                         ----------------------------

                                             Stock                 Percentage
                              Class of    Certificate    No. of    of Issued
Issuer                         Stock          No.        Shares      Shares
------                        --------    -----------    ------    ----------
Dal-Tile Mexico, S.A. de
C.V.                           Common          1       20,475,000     65%